Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Swan SOS Conservative (December) ETF (PSCX)
Pacer Swan SOS Conservative (April) ETF (PSCW)
Pacer Swan SOS Conservative (July) ETF (PSCJ)
Pacer Swan SOS Conservative (October) ETF (PSCS)
Pacer Swan SOS Moderate (December) ETF (PSMD)
Pacer Swan SOS Moderate (April) ETF (PSMR)
Pacer Swan SOS Moderate (July) ETF (PSMJ)
Pacer Swan SOS Moderate (October) ETF (PSMS)
Pacer Swan SOS Flex (December) ETF (PSFD)
Pacer Swan SOS Flex (April) ETF (PSFM)
Pacer Swan SOS Flex (July) ETF (PSFJ)
Pacer Swan SOS Flex (October) ETF (PSFS)
Pacer Swan SOS Fund of Funds ETF (PSFF)
(each a “Fund”)

Supplement dated March 17, 2021 to the
Statement of Additional Information (“SAI”)
dated December 23, 2020, as previously supplemented
The second paragraph in the section entitled “Creation Transaction Fee” on page 23 of the SAI is deleted and replaced with the following:
In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. For orders comprised entirely of cash, a variable fee of 0.01% of the value of the order will be charged by a Fund. For orders partially comprised of cash in lieu of certain Deposit Securities, a variable fee of 0.01% of the value of such cash in lieu of Deposit Securities will be charged by a Fund. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders e.g., for creation orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
The second paragraph in the section entitled “Redemption Transaction Fee” on page 24 of the SAI is deleted and replaced with the following:
In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. For orders comprised entirely of cash, a variable fee of 0.01% of the value of the order will be charged by a Fund. For orders partially comprised of cash in lieu of certain Deposit Securities, a variable fee of 0.01% of the value of such cash in lieu of Deposit Securities will be charged by a Fund. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Please retain this Supplement with your SAI for future reference.